SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   March 22, 2002


                         NORTHERN TRUST CORPORATION
           (Exact name of registrant as specified in its charter)


        Delaware
   (State or other          0-5965                      36-2723087
   jurisdiction of     (Commission File Number)      (I.R.S. Employer
   incorporation of                                  Identification No.)
   organization)


        50 South LaSalle Street, Chicago, Illinois
        (Address of principal executive offices)     60675
                                                   (Zip Code)

   Registrant's telephone number, including area code: (312) 630-6000







   ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On March 22, 2002, the Board of Directors of Northern Trust Corporation (the "Corporation"), upon the recommendation of its Audit Committee, voted to replace Arthur Andersen LLP as the Corporation's independent public accountants for 2002. The Board also authorized the Audit Committee and management to commence a selection process for new independent public accountants.

        Arthur Andersen LLP's report on the consolidated financial statements of the Corporation for each of the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and December 31, 2001, and the interim period between December 31, 2001 and March 22, 2002, there were no disagreements between the Corporation and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2000 and December 31, 2001, and the interim period between December 31, 2001 and March 22, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission. A letter from Arthur Andersen LLP is attached as Exhibit 16.1 to this Report.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

   (c)  Exhibits

   Exhibit
   Number         Description of Exhibit
   ----------     ----------------------

   16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

   99.1           Press Release dated March 22, 2002.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NORTHERN TRUST CORPORATION


   Date:  March 27, 2002         By:       /s/  HARRY W. SHORT
                                      ----------------------------------
                                      Harry W. Short
                                      Executive Vice President and
                                      Controller
                                      (Chief Accounting Officer)







                                EXHIBIT INDEX

   Exhibit
   Number         Description of Exhibit
   ----------     ----------------------

   16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

   99.1           Press Release dated March 22, 2002.







                                                          EXHIBIT 16.1

   March 27, 2002

   Office of the Chief Accountant
   Securities and Exchange Commission
   450 Fifth Street, N.W.
   Washington, D.C.  20549

   Dear Sir/Madam:

   We have read Item 4 included in the Current Report on Form 8-K dated March 22, 2002 of Northern Trust Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

   Very truly yours,



   ARTHUR ANDERSEN LLP

   cc:  Perry R. Pero
        Vice Chairman and
           Chief Financial Officer
        Northern Trust Corporation







                                                          EXHIBIT 99.1

   NORTHERN TRUST TO REPLACE ARTHUR ANDERSEN AS INDEPENDENT AUDITORS

   (CHICAGO, March 22, 2002)  Northern Trust Corporation, Chicago,

   announced today that its Board of Directors has voted to replace

   Arthur Andersen LLP as Northern Trust's independent auditors.

   Northern's Board authorized the Audit Committee and management to commence a selection process for a new independent auditing firm.

        The decision was made after careful consideration by the Board of

   Directors, the Audit Committee and Northern's management.  This decision to change auditors, and the developments leading to the decision, came after Northern's 2002 proxy statement was filed with the Securities and Exchange Commission.  During its many years of service to Northern Trust, Arthur Andersen provided the Corporation with excellent service and adhered to a high standard of

   professionalism.

        Northern Trust Corporation (Nasdaq: NTRS) is a multibank holding company headquartered in Chicago with a growing network of offices in

   12 states, international offices in five countries and more than 9,500 employees worldwide.  At December 31, 2001, Northern Trust

   Corporation's banking assets totaled $39.7 billion.  Trust assets under administration were nearly $1.7 trillion, and assets under management totaled $330.1 billion.  Northern Trust has earned distinction as a leading provider of personal fiduciary, asset management, personal and private banking, and master trust/custody,

   global custody and treasury management services.  For more information, visit www.northerntrust.com.